UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2023 (August 14, 2023)

Aclarion, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41358	47-3324725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8181 Arista Place, Suite 100
Broomfield, Colorado	80021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 275-2266

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common Stock	ACON	Nasdaq Stock Market
Common Stock Warrants	ACONW	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Background

As previously disclosed, on May 16, 2023, Aclarion, Inc. (the “Company”, “we” and “us”) entered into a securities purchase agreement with accredited investors for an unsecured non-convertible note financing. The Company has received $1,250,000 of gross proceeds in connection with the first tranche closing of this financing.

Pursuant to the securities purchase agreement, the Company has the option, subject to certain conditions, to close on a second tranche of this financing. If the second tranche is closed, the Company would receive an additional $750,000 of gross proceeds in connection with the second tranche closing of this financing. The option for the second tranche is exercisable by the Company at any time until the earlier of (x) the date no first tranche notes remain outstanding and (y) the six month anniversary of the first tranche closing date.

Amended Terms of the Notes

On August 14, 2023, the Company and the note holders agreed to waive monthly interest payments on the first tranche notes and the second tranche notes (if issued in the future).

The foregoing description of the amendment to the terms of the notes is a summary and is qualified in its entirety by reference to the waiver attached hereto as Exhibit 10.1, which document is incorporated herein by reference.

Item 3.03. Material Modifications to Rights of Security Holders.

The disclosure set forth under Item 1.01 is incorporated herein by reference into this Item 3.03 in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Waiver dated August 14, 2023 between the Company and the holders of the Company’s Unsecured Non-Convertible Notes

104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACLARION, INC.

August 14, 2023	By:	/s/ John Lorbiecki
	Name:	John Lorbiecki
	Title:	Chief Financial Officer

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